                                                                   Exhibit 24.1

                              POWER OF ATTORNEY


        The undersigned directors and officers of National City Corporation (the "Registrant") hereby constitute and appoint Thomas A. Richlovsky, David L. Zoeller and Carlton E. Langer, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, a Registration Statement on Form S-4 relating to the registration of the shares of Common Stock, par value $4.00 per share, of the Registrant to be issued pursuant to the Agreement and Plan of Merger, dated as of August 27, 1995, by and between Integra Financial Corporation and Registrant, and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

        Executed this 18th day of December, 1995

               SIGNATURE                                   TITLE
               ---------                                   -----
   /s/ DAVID A. DABERKO
--------------------------------------      Chairman and Chief Executive
     David A. Daberko                       Officer, Director

   /s/ WILLIAM R. ROBERTSON
--------------------------------------
     William R. Robertson                   President, Director

   /s/ SANDRA H. AUSTIN
--------------------------------------
     Sandra H. Austin                                    Director

   /s/ JAMES M. BIGGAR
--------------------------------------
     James M. Biggar                                     Director

   /s/ CHARLES H. BOWMAN
--------------------------------------
     Charles H. Bowman                                   Director

   /s/ EDWARD B. BRANDON
--------------------------------------
     Edward B. Brandon                                   Director

   /s/ JOHN G. BREEN
--------------------------------------
     John G. Breen                                       Director

   /s/ DUANE E. COLLINS
--------------------------------------
     Duane E. Collins                                    Director


--------------------------------------
     Richard E. Disbrow                                  Director

   /s/ DANIEL E. EVANS
--------------------------------------
     Daniel E. Evans                                     Director

   /s/ OTTO N. FRENZEL III
--------------------------------------
     Otto N. Frenzel III                                 Director

   /s/ BERNADINE P. HEALY, M.D.
--------------------------------------
     Bernadine P. Healy, M.D.                            Director

   /s/ JOSEPH H. LEMIEUX
--------------------------------------
     Joseph H. Lemieux                                   Director

   /s/ W. BRUCE LUNSFORD
--------------------------------------
     W. Bruce Lunsford                                   Director

   /s/ A. STEVENS MILES
--------------------------------------
     A. Stevens Miles                                    Director

   /s/ STEPHEN A. STITLE
--------------------------------------
     Stephen A. Stitle                                   Director

   /s/ MORRY WEISS
--------------------------------------
     Morry Weiss                                         Director